Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,370,530.18
Previously Paid Amount	0.00
Total Fee Amount	7,508.57
Total Offset Amount	0.00
Net Fee	$ 7,508.57